UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2012

WMI Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Washington	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 THIRD AVENUE, SUITE 3000 SEATTLE, WASHINGTON		98101
(Address of Principal Executive Offices)		(Zip Code)

(206) 432-8887

(Registrant’s Telephone Number, Including Area Code)

Washington Mutual, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 19, 2012, WMI Holdings Corp. (formerly known as Washington Mutual, Inc. (the “Company”)) issued $110 million aggregate principal amount of its 13% Senior First Lien Notes due 2030 (the “First Lien Notes”) under an indenture, dated as of March 19, 2012 (the “First Lien Indenture”), between the Company and Wilmington Trust, National Association, as Trustee. Additionally, the Company issued $20 million aggregate principal amount of its 13% Senior Second Lien Notes due 2030 (the “Second Lien Notes” and, together with the First Lien Notes, the “Runoff Notes”) under an indenture, dated as of March 19, 2012 (the “Second Lien Indenture” and, together with the First Lien Indenture, the “Indentures”), between the Company and Law Debenture Trust Company of New York, as Trustee. Under the Indentures, the Company is required to provide, to the Indenture Trustees and the holders of the Runoff Notes, unaudited monthly financial statements with respect to WM Mortgage Reinsurance Company, Inc. The unaudited financial statements for WM Mortgage Reinsurance Company, Inc., as of and for the period ended March 31, 2012, are attached to this Form 8-K as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Some of the specific risks that are associated with the Company include, but are not limited to, the following: (i) the Company does not currently intend to have any of its securities listed on an exchange or a national market and, therefore, its common stock may have less liquidity than exchange-traded securities; (ii) transfers of the common stock of the Company are and will continue to be subject to certain transfer restrictions as set forth in the Articles and Bylaws; (iii) there is no guarantee that the Company will be able to successfully utilize the net operating losses that will be retained by the Company; and (iv) the Company may need to seek regulatory approval from the Hawaii State Insurance Commissioner from time to time with respect to certain aspects of WM Mortgage Reinsurance Company, Inc.’s operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

99.1 Unaudited balance sheet and combining profit & loss statement of WM Mortgage Reinsurance Company, Inc. as of and for the period ended March 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI HOLDINGS CORP. (Registrant)

Date: May 15, 2012	By:	/s/ Charles Edward Smith
Name: Charles Edward Smith
Title: Interim Chief Executive Officer

EXHIBIT INDEX

99.1 Unaudited balance sheet and combining profit & loss statement of WM Mortgage Reinsurance Company, Inc. as of and for the period ended March 31, 2012